[Ad takes the form of a brochure of eight vertical panels--four on each side of the paper--which are folded into a double gate fold (opens from the center twice). Panels are roughly 3-1/2" x 8" each. The front panel of the brochure prints in black and yellow on white paper. At the top of the panel is a black box from which the following words drop out to white in a somewhat flourishy typeface:]
LONG-TERM PERFORMANCE
[Below the black box is a yellow box which is overprinted in black with the headline:] CGM MUTUAL FUND
[and subhead in italic:] #1 Balanced Fund over 15 Years*
--Lipper Analytical Services
[At the first fold, two panels come together at the center. These panels print in full color and consist of a dark green theater curtain. Over the curtain is a black band over which the following type prints in yellow, again in a flourishy typeface:]
LONG-TERM PERFORMANCE
[Stretching across the panels in white type are the words:]
CGM MUTUAL FUND
[In yellow type on the right panel repeats the words in italic]:
#1 Balanced Fund over 15 Years*
--Lipper Analytical Services.
[Running from the center of the two panels left onto the left panel is an illustration of an arm with a sleeve of yellow and red. The hand at the end of the arm is holding a white sign which reads in red:]
Managed by
[and below in black:]
KEN HEEBNER
[At the second fold, the brochure opens to four panels which form one continuous picture. The picture is an illustration of a stage with green curtains, spotlights, and a few representative members of the audience. On the stage, which has a wood-color floor, are four different colored easels. Over the easels in large white type are the words:]
CGM MUTUAL FUND
[Below, in black type:]
total return
[Perched on each easel--from left to right--are white canvases containing type. They read as follows:]
[yellow easel:]
17.1%
[smaller type:] 4/1/96-3/31/97
[red easel:]
90.2%
[smaller type:] 4/1/92-3/31/97
[blue easel:]
210.9%
[smaller type:] 4/1/97-3/31/97
[purple easel:]
886.1%
[smaller type:] 4/1/82-3/31/97
[Over the "wood floor" of the stage, prints the following text in black type:] Stars may come and go, but when it comes to investments, you want a time-tested performer. Many of the brightest lights from the time last year--mutual funds that invested in high-flying, over-valued stocks--are noticeably dimmer this season. While CGM Mutual Fund is no stranger to the spotlight, what really counts is the Fund's long-term record. Through up years and down, CGM Mutual Fund has returned a total of more than 886% over the past 15 years.
CGM Mutual Fund, a flexibly managed balanced fund, invests in both equities and fixed income securities to resist extremes in either the stock or bond market. The equity portion of the portfolio had an average price -to-earnings (P/E) ratio of 26.9 as calculated on February 28, 1997 by Morningstar, Inc., an independent mutual fund ranking service. As a matter of contest, the highest average P/E ratio of U.S. diversified equity funds calculated by Morningstar on that date was 60.0; the median 23.6; and the lowest, 4.7. We believe CGM Mutual Fund is well positioned for future opportunities.
Don't let the curtain come down on your long-term investment goals--retirement funding, a child's education, or second home. Consider an investment in CGM Mutual Fund or add to your existing investment--today!
For more complete information about CGM Mutual Fund, including management fees and expenses, a prospectus, and account application, simply complete the ticket labeled "Admit One" and return it in the enclosed envelope. Read the prospectus carefully before you invest or send money.
If you already have a CGM Mutual Fund account, add to your existing investment by completing the attached ticket labeled "Second Act" and return it with your check in the envelope provided.
Don't wait-let the show begin!
[On the left side curtain, a white "ticket" overprints the background. The ticket serves as a coupon and is meant to be cut out and returned. A small picture of a pair of scissors at the edge of the ticket makes that clear. The ticket includes type as follows:]
[In red type across the top:]
ADMIT ONE
[In smaller black type:]
New CGM Mutual Fund Investor
[Printing sideways on the ticket in black type:] Please send me information about investing in CGM Mutual Fund.
[In smaller black type:]
Name [following by a blank line] Address [followed by two blank lines] City [followed by a blank line] State [and] ZipCode [each followed by shorter blank lines.]
[Printing left to right again--still within the ticket-- is the following:]
[to the left, inside a black and white line drawing of a fencer against a black and white striped background a box; to the right in blue type:] CGM Mutual Fund [in smaller black type:] Post Office Box 449 Boston, MA 02117 1-800-598-0741
[On the right side curtain, another white "ticket" overprints the background. Again, the ticket serves as a coupon and is meant to be cut out and returned. And, again, a small picture of a pair of scissors at the edge of the ticket makes that clear. The ticket includes type as follows:]
[In red type across the top:]
SECOND ACT
[In smaller black type:]
Additional CGM Mutual Fund Investment
[Printing sideways on the ticket in black type:]
Please add $_____ to CGM Mutual Fund Account #35_____________________.
[In smaller black type:]
Account Registration Name [following by two blank lines] Address [followed by a blank line] City/State/Zip [followed by a blank line] Social Security Number # [followed by a blank line and:] Phone [followed by a blank line.]
[Printing left to right again--still within the ticket-- is the following:]
[to the left, a black and white line drawing of a fencer against a black and white striped background inside a box; to the right in blue type:] CGM Mutual Fund [in smaller black type: Post Office Box 449 Boston, MA 02117 1-800-598-0741 [Below the stage where footlights and orchestra pit would be is a black area from which the following type drops out to white. Please note, type is smaller than text type with the exception of average annual total return numbers which are the same type size as total return numbers displayed on the easels above.] *17.1%, 1.3&%, 12.0% and 16.5% are the average annual total returns for CGM Mutual Fund for the one-, five-, ten-, and fifteen-year periods ended 3/31/97.Ranking according to Lipper Analytical Services, Inc., an independent mutual fund ranking service which ranks CGM Mutual Fund #1 of 27 balanced funds for fifteen-year performance, #2 of 38 balanced funds for ten-year performance, #8 of 80 balanced funds for five year performance, and #10 of 294 balanced funds for one year performance for the periods ended 3/31/97. CGM Mutual Fund has been continuously managed by Ken Heebner since 1981.CGM Mutual Fund's P/E ratio according to Morningstar In, an independent mutual fund ranking service. Morningstar calculates the P/E ratios of the equity portion of the portfolios of 4,244 U.S. diversified equity funds. The statistics used by Morningstar are based on the most recent information available to Morningstar concerning a fund's portfolio composition and the price and earnings of the stocks in that portfolio.
This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. [The back panel of the--folded--brochure is blank with the exception of at the bottom where there appears a black and white line drawing of a fencer against a black and white striped background inside a box and to the right in blue type:] CGM Mutual Fund [in smaller black type underneath:] Post Office Box 449 Boston, MA 02117 1-800-598-0741
[In the lower right hand corner in very small type, the code:] CGM 1Q